- RESTATEMENT	3 Months Ended
Mar. 31, 2016
- RESTATEMENT [Abstract]
- RESTATEMENT

NOTE 7 - RESTATEMENT

There are adjustments in the structure of the Company's liabilities and shareholders' equity: $500 increase in Loan from Director and $25 decrease in Common Stock and $475 decrease in Additional Paid In Capital.

	As Reported	As Restated
Loans	10,900	11,400
Common Stock	3,650	3,625
Additional Paid In Capital	12,182	11,707